EXHIBIT 10.15

                           PERSISTENCE SOFTWARE, INC.

                             1720 S. Amphlett Blvd.
                                   Third Floor
                               San Mateo, CA 94402


                                                     PRIVILEGED AND CONFIDENTIAL

September 17, 2001



Keith Zaky
1491 Canada Lane
Woodside, CA 94062


Dear Keith,

         Persistence Software, Inc. (the "Company") considers it essential to the best interests of its shareholders, in appropriate circumstances, to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many corporations today, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders.

         The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company.

         In order to induce you to remain in the employ of the Company and in consideration of your agreements set forth in subparagraph 2(e) hereof, the Company agrees that you shall receive the severance benefits set forth in this letter agreement ("Agreement") in the event your employment with the Company terminates within twelve (12) months subsequent to a "Change in Control" of the Company (as defined in subparagraph 2(c) hereof) under the circumstances described below.

         1. TERM OF AGREEMENT. This Agreement shall commence on the date hereof and shall continue in effect until the earliest of (a) the fourth anniversary of the date of this Agreement (b) termination of your employment with the Company other than after a Change in Control, or (c) written agreement between you and the Company to terminate the Agreement.

         2. DEFINITIONS. As used in this Agreement:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Cause" shall mean grounds for termination of your employment by the Company as set forth in Paragraph 4 hereof which, as herein provided, shall not result in any compensation upon termination as provided in Paragraph 3 hereof.

                  (c) "Change in Control" shall mean an acquisition of all or substantially all of the assets of the Company or the acquisition of the Company by merger or pursuant to a registered tender or exchange offer or combination of the Company with another corporation, resulting in less than a majority of the outstanding voting shares of the surviving corporation being held, immediately after such acquisition or combination, by the holders of the voting shares of the Company outstanding immediately prior to such acquisition or combination.

                  (d) "Good Reason" shall mean grounds for termination by you of your employment by the Company based upon prior constructive termination by the Company as provided in Paragraph 5 hereof.

                  (e) "Potential Change in Control of the Company" shall be deemed to have occurred if (i) the Company enters into an agreement or letter of intent, the consummation of which would result in the occurrence of a Change in Control of the Company, (ii) any person (including the company) publicly announces an intention to take or consider taking actions which if consummated would constitute a Change in Control of the Company; (iii) any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 9.5% or more of the combined voting power of the Company's then outstanding securities, increases his beneficial ownership of such securities by 5 percentage points or more over the percentage so owned by such person on the date hereof; or (iv) the Board adopts a resolution to the effect that for the purposes of this Agreement, a Potential Change in Control of the Company has occurred. You agree that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control of the Company, you will remain in the employ of the Company (or the subsidiary thereof by which you are employed at the date such Potential Change in Control occurs) until the earliest of (x) a date which is six months after the occurrence of such Potential Change in Control of the Company, or (y) the occurrence of a Change in Control of the Company.

         3. COMPENSATION UPON TERMINATION OF EMPLOYMENT FOLLOWING A CHANGE IN CONTROL. Subject to Sections 6 and 7 below, if your employment with the Company is terminated within 12 (twelve) months after a Change in Control,

                  (a) The Company agrees that vesting of restricted stock previously sold or options previously issued to you under the Company's 1997 Stock Plan (including any stock or options issued in exchange for such stock as a result of a Change in Control), whether vested or unvested, shall be immediately accelerated upon such termination, to the extent of twenty-four (24) additional months of vesting.

                  (b) Anything contained in subparagraph (a) above to the contrary notwithstanding, the Company shall have no obligation to accelerate vesting under this Agreement in the event of termination prior to a Change in Control or if, after a Change in Control, it terminates your employment for "Cause," or if your employment terminates due to death, retirement or resignation other than for "Good Reason." Furthermore, if it is determined by the Company's Board of Directors, upon receipt of a written opinion of the Company's independent public accountants that acceleration of vesting would preclude accounting for the acquisition of the Company as a pooling of interests, and the Board otherwise desires to approve a proposed acquisition of the Company by an acquiring company which requires as a condition to closing of the acquisition, that the acquisition be accounted for as a pooling of interests, then the Company shall not be obligated to accelerate your vesting under this Paragraph 3.

         4. TERMINATION FOR CAUSE. Termination of your employment with the Company shall be regarded as termination for Cause only upon:

                  (a) your willful and continued failure to substantially perform your duties with the Company (other than such failure resulting from your incapacity due to physical or mental illness) after there is delivered to you by the President and CEO a written demand for substantial performance which sets forth in detail the specific respects in which it believes you have not substantially performed your duties;

                  (b) your willfully engaging in gross misconduct which is materially and demonstrably injurious to the Company;

                  (c) your committing a felony or an act of fraud against the Company or its affiliates; or

                  (d) your breaching materially the terms of your employee confidentiality and proprietary information agreement with the Company.

         No act, or failure to act, by you shall be considered "willful" if done, or omitted to be done, by you in good faith and in your reasonable belief that your act or omission was in the best interest of the Company and/or required by applicable law.

         5. TERMINATION FOR GOOD REASON. Your employment with the Company may be regarded as having been constructively terminated by the Company and you may therefore terminate your employment for Good Reason and thereupon become entitled to compensation pursuant to Paragraph 3 above, if, after a Change in Control, one or more of the following events shall occur:

                  (i) the significant reduction of your duties or the assignment to you of duties which are inconsistent with your position as Senior Vice President, Sales with the Company immediately prior to a Change in Control; it being understood that your assignment of the position of Senior Vice President, Sales, reporting to the CEO of the Company or a company into which the Company is merged in a Change of Control or otherwise acquiring assets or voting shares of the Company in connection with a Change of Control, or a parent of such a company, shall not constitute a significant reduction of your duties or assignment of duties inconsistent with your position and shall not constitute grounds for you to terminate your employment of Good Reason;

                  (ii) without your express written consent, the substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to you immediately prior to a Change in Control;

                  (iii) a reduction by the Company in your salary or in any bonus compensation formula applicable to you as in effect immediately prior to a Change in Control, or the failure by the Company to increase such base salary each year following a Change in Control by an amount which equals at least three-fourths (3/4), on a percentage basis, of the average annual percentage increase in base salary for all officers of the Company (and any successor of the Company) during the prior two full calendar years;

                  (iv) a material reduction by the Company in the kind or level of employee benefits to which you were entitled prior to a Change in Control with the result that your overall benefits package is significantly reduced after the Change in Control; or the taking of any action by the Company which would materially and adversely affect your participation in any plan, program or policy generally applicable to executives or employees of the Company or any successor of the Company (including but not limited to paid vacation days), or deprive you in a material and substantial way of any fringe benefits enjoyed by you prior to a Change in Control;

                  (v) the Company's requiring you to be based anywhere other than your present location (except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations) or a location more than 50 miles from your then present location, without your consent;

                  (vi) any purported termination of your employment by the Company which is not effected for Cause, or any purported termination for which the grounds relied upon are not valid; or

                  (vii) the failure of the Company to obtain the assumption of this Agreement by any successor as contemplated in Paragraph 10 hereof.

         6. DISPUTES. To dispute a termination for Good Reason by you, the Company must give you written notice of such dispute within 30 working days after your effective date of termination. To dispute a termination by the Company or any failure to make payments claimed to be due hereunder, you must give written notice of such a dispute to the Company within 30 days after the date on which a payment claimed by you to be due hereunder was due to be made, as the case may be.

         7. NO MITIGATION. No payment or benefit to which you are entitled pursuant to Paragraph 3 hereof shall be reduced by reason of compensation or other income you receive for services rendered after your termination of employment with the Company.

         8. COMPANY'S SUCCESSORS. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform the obligations under this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. As used in this Paragraph, "Company" includes any successor to its business or assets as aforesaid which executes and delivers this Agreement or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         9. NOTICE. Notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or five (5) days after deposit with postal authorities transmitted by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first or last page of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         10. AMENDMENT OR WAIVER. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing by you and the Company. No waiver of either party at any time of the breach of, or lack of compliance with, any conditions or provisions of this Agreement shall be deemed a waiver of other provisions or conditions hereof.

         11. SOLE AGREEMENT. This Agreement represents the entire agreement between you and the Company with respect to the matters set forth herein. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement will be made by either party which are not set forth expressly herein.

         12. EMPLOYEE'S SUCCESSORS. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amounts are still payable to you hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of the Agreement to your devisee, legatee or other designee or, if there be no such designees, to your estate.

         13. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         14. APPLICABLE LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California.

         15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

         If the foregoing conforms with our understanding, please indicate your agreement to the terms hereof by signing where indicted below and returning one copy of this Agreement to the undersigned.

         IN WITNESS WHEREOF, this Agreement is executed effective as of the date set forth above.

                                                    Very truly yours,

                                                    PERSISTENCE SOFTWARE, INC.

                                                    By:    /S/ Christopher Keene
                                                           ---------------------

                                                    Name:  Christopher Keene

                                                    Title:  President and CEO



Accepted and Agreed to as of the Date First Set Forth Above:

Keith Zaky



/S/ Keith Zaky
--------------------------
(Signature)
Address

                           PERSISTENCE SOFTWARE, INC.

                             1720 S. Amphlett Blvd.
                                    Suite 300
                               San Mateo, CA 94402


                                                     PRIVILEGED AND CONFIDENTIAL


June 7, 2000

Ed Murrer
935 Canada Road
Woodside, CA 94062

Dear Ed,

         Persistence Software, Inc. (the "Company") considers it essential to the best interests of its shareholders, in appropriate circumstances, to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many corporations today, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders.

         The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company.

         In order to induce you to remain in the employ of the Company and in consideration of your agreements set forth in subparagraph 2(e) hereof, the Company agrees that you shall receive the severance benefits set forth in this letter agreement ("Agreement") in the event your employment with the Company terminates subsequent to a "Change in Control" of the Company (as defined in subparagraph 2(c) hereof) under the circumstances described below.

         1. TERM OF AGREEMENT. This Agreement shall commence on the date hereof and shall continue in effect until the earliest of (a) the fourth anniversary of the date of this Agreement (b) termination of your employment with the Company other than after a Change in Control, or (c) written agreement between you and the Company to terminate the Agreement.

         2. DEFINITIONS. As used in this Agreement:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Cause" shall mean grounds for termination of your employment by the Company as set forth in Paragraph 4 hereof which, as herein provided, shall not result in any compensation upon termination as provided in Paragraph 3 hereof.

                  (c) "Change in Control" shall mean an acquisition of all or substantially all of the assets of the Company or the acquisition of the Company by merger or pursuant to a registered tender or exchange offer or combination of the Company with another corporation, resulting in less than a majority of the outstanding voting shares of the surviving corporation being held, immediately after such acquisition or combination, by the holders of the voting shares of the Company outstanding immediately prior to such acquisition or combination.

                  (d) "Good Reason" shall mean grounds for termination by you of your employment by the Company based upon prior constructive termination by the Company as provided in Paragraph 5 hereof.

         3. COMPENSATION UPON TERMINATION OF EMPLOYMENT FOLLOWING A CHANGE IN CONTROL. Subject to Sections 6 and 7 below, if your employment with the Company is terminated within 12 months after a Change in Control,

                  (a) The Company agrees that vesting of options issued to you under the Company's 1997 Stock Plan (including any options issued in exchange for such options as a result of a Change in Control), shall be immediately accelerated upon such termination, to the extent of forty-eight (48) additional months of vesting.

                  (b) Anything contained in subparagraph (a) above to the contrary notwithstanding, the Company shall have no obligation to accelerate vesting under this Agreement in the event of termination prior to a Change in Control or if, after a Change in Control, it terminates your employment for "Cause", or if your employment terminates due to death, retirement or resignation other than for "Good Reason."

         4. TERMINATION FOR CAUSE. Termination of your employment with the Company shall be regarded as termination for Cause only upon:

                  (a) your willful and continued failure to substantially perform your duties with the Company (other than such failure resulting from your incapacity due to physical or mental illness) after there is delivered to you by the Board a written demand for substantial performance which sets forth in detail the specific respects in which it believes you have not substantially performed your duties;

                  (b) your willfully engaging in gross misconduct which is materially and demonstrably injurious to the Company;

                  (c) your committing a felony or an act of fraud against the Company or its affiliates; or

                  (d) your breaching materially the terms of your employee confidentiality and proprietary information agreement with the Company.

         No act, or failure to act, by you shall be considered "willful" if done, or omitted to be done, by you in good faith and in your reasonable belief that your act or omission was in the best interest of the Company and/or required by applicable law.

         Anything contained in this Paragraph 4 to the contrary notwithstanding, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for that purpose after reasonable notice to and an opportunity for you, together with your counsel, to be heard before the Board.

         5. TERMINATION FOR GOOD REASON. Your employment with the Company may be regarded as having been constructively terminated by the Company and you may therefore terminate your employment for Good Reason and thereupon become entitled to compensation pursuant to Paragraph 3 above, if, after a Change in Control, one or more of the following events shall occur (unless such event(s) applies generally to all officers of the Company and any successor the Company, or applies to a person solely in his capacity as a member of the Board):

                  (i) without your express written consent, the assignment to you of any duties or the significant reduction of your duties, either of which is inconsistent with your position with the Company (or the duties and responsibilities of such position) immediately prior to a Change in Control, or your removal from and failure to re-elect you to any such position, it being understood and agreed that your assignment of the position of Senior Vice President, Marketing of a business unit, division or subsidiary or Senior Vice President, Marketing of the Company or a company into which the Company is merged in a Change of Control or otherwise acquiring assets or voting shares of the Company in connection with a Change of Control, or a parent of such a company, shall not constitute a significant reduction of your duties or assignment of duties inconsistent with your position and shall not constitute grounds for you to terminate your employment of Good Reason;

                  (ii) without your express written consent, the substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to you immediately prior to a Change in Control;

                  (iii) a reduction by the Company in your salary or in any bonus compensation formula applicable to you as in effect immediately prior to a Change in Control, or the failure by the Company to increase such base salary each year following a Change in Control by an amount which equals at least three-fourths (3/4), on a percentage basis, of the average annual percentage increase in base salary for all officers of the Company (and any successor of the Company) during the prior two full calendar years;

                  (iv) a material reduction by the Company in the kind or level of employee benefits to which you were entitled prior to a Change in Control with the result that your overall benefits package is significantly reduced after the Change in Control; or the taking of any action by the Company which would materially and adversely affect your participation in any plan, program or policy generally applicable to executives or employees of the Company or any successor of the Company (including but not limited to paid vacation days), or deprive you in a material and substantial way of any fringe benefits enjoyed by you prior to a Change in Control;

                  (v) the Company's requiring you to be based anywhere other than your present location (except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations) or a location more than 50 miles from your then present location, without your consent;

                  (vi) any purported termination of your employment by the Company which is not effected for Cause, or any purported termination for which the grounds relied upon are not valid; or

                  (vii) the failure of the Company to obtain the assumption of this Agreement by any successor as contemplated in Paragraph 10 hereof.

         6. DISPUTES. To dispute a termination for Good Reason by you, the Company must give you written notice of such dispute within 30 working days after your effective date of termination. To dispute a termination by the Company or any failure to make payments claimed to be due hereunder, you must give written notice of such a dispute to the Company within 30 days after the date on which a payment claimed by you to be due hereunder was due to be made, as the case may be.

                  If any such dispute is finally determined in your favor, the Company shall pay all reasonable fees and expenses, including attorneys' and consultants' fees, that you incur in good faith in connection therewith.

         7. NO MITIGATION. No payment or benefit to which you are entitled pursuant to Paragraph 3 hereof shall be reduced by reason of compensation or other income you receive for services rendered after your termination of employment with the Company.

         8. COMPANY'S SUCCESSORS. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform the obligations under this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. As used in this Paragraph, "Company" includes any successor to its business or assets as aforesaid which executes and delivers this Agreement or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         9. NOTICE. Notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or five (5) days after deposit with postal authorities transmitted by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first or last page of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         10. AMENDMENT OR WAIVER. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing by you and the Company. No waiver of either party at any time of the breach of, or lack of compliance with, any conditions or provisions of this Agreement shall be deemed a waiver of other provisions or conditions hereof.

         11. SOLE AGREEMENT. This Agreement represents the entire agreement between you and the Company with respect to the matters set forth herein. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement will be made by either party which are not set forth expressly herein.

         12. EMPLOYEE'S SUCCESSORS. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amounts are still payable to you hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of the Agreement to your devisee, legatee or other designee or, if there be no such designees, to your estate.

         13. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         14. APPLICABLE LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California.

         15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

         If the foregoing conforms with our understanding, please indicate your agreement to the terms hereof by signing where indicted below and returning one copy of this Agreement to the undersigned.

         IN WITNESS WHEREOF, this Agreement is executed effective as of the date set forth above.

                                                    Very truly yours,

                                                    PERSISTENCE SOFTWARE, INC.

                                                    By:    /S/ Christopher Keene
                                                           ---------------------

                                                    Name:  Christopher Keene

                                                    Title:  President and CEO

Accepted and Agreed to as of the Date First Set Forth Above:

Ed Murrer



/S/ Ed Murrer
------------------------
(Signature)

935 Canada Road
Woodside, CA 94062